                                                                 Conformed Copy



                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 12, 1996



                              PUROFLOW INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


              DELAWARE                            13-1947195
  -------------------------------       ------------------------------
          (State or other                      (I.R.S. Employer
   jurisdiction of incorporation)             Identification No.)


                                  0-5622
                       ------------------------------
                          (Commission File Number)


16559 Saticoy Street, Van Nuys, California                    91406
- -------------------------------------------          -----------------------
 (Address of principal executive offices)                   (Zip Code)

     Registrant's telephone number, including area code: (818) 756-1388


- ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 1    None

Item 2    None

Item 3    None

Item 4    None

Item 5    On July 12, 1996, in the Superior Court of California, County of
          Los Angeles, the Registrant obtained a directed verdict against George Solymar, former President and C.E.O., dismissed his alleged allegations of wrongful discharge of his lifetime employment contract, and recovery of $46,000 of conversion of funds. The parties stipulated to a termination of all further litigation between plaintiff and defendant.

          On June 24, 1996, Registrant was successful in vacating a Confession of Judgment obtained by Memtec America Corporation ("Memtec") in the Circuit Court for Baltimore County, State of Maryland. On July 15, 1996, Registrant filed its answer and counter-claim against Memtec alleging misappropriation of Puroflow's trade secrets and confidential and proprietary information; unfair competition; and tortious interference with Puroflow's contractual and economic relations.

Item 6    None

Item 7    None

Item 8    None


                                  SIGNATURE
Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                                       PUROFLOW INCORPORATED
                                       ---------------------
                                            Registrant


                                       By:  /s/ MICHAEL H. FIGOFF
                                          ----------------------------------
                                            Michael H. Figoff
                                            President/CEO

Dated: August 16, 1996